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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     JUNE 18, 2001


                             Multi-Color Corporation
                            ------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Ohio                      0-16148                  31-1125853
----------------------------    -------------------       -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)



205 W. Fourth Street, Suite 1140, Cincinnati, Ohio              45202
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



Registrant's telephone number, including area code     513/381-1480
                                                   ----------------


No change.
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 5.  Other Events.

On June 18, 2001, Multi-Color Corporation (the "Company") announced that its Board of Directors had approved the repurchase from time to time of up to 100,000 shares of the Company's common stock either through open market purchases or private transactions.

Item 7. Exhibits

Exhibit No.                Description of Exhibit
-----------                ----------------------

99.1 Copy of the Press Release, dated June 18, 2001, issued by the Company, publicly announcing the actions reported therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:      /s/ Dawn H. Bertsche
Name:    Dawn H. Bertsche
Title:   Vice President-Finance, Chief Financial Officer

Date:    June 19, 2001



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                                INDEX TO EXHIBITS

Exhibit No.                Description of Exhibit
-----------                ----------------------

99.1 Copy of the Press Release, dated June 18, 2001, issued by the Company, publicly announcing the actions reported therein.